Item 1: Report to Shareholders

Institutional Core Plus Fund	November 30, 2006

The views and opinions in this report were current as of November 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Dear Investor

Bond investors enjoyed good returns in the six and 12 months ended November 30, 2006. Longer-term bonds performed well in response to the Fed’s decision in August not to raise interest rates for the first time in over two years. However, as the federal funds rate moved to 5.25% in June, shorter-term securities generated relatively attractive income to their holders—an environment much different from when the funds rate was at 1.00% in 2004. Your fund performed well over the past six months, generating returns that closely mirrored those of its index benchmark and outperforming its Lipper average.

MARKET ENVIRONMENT

The U.S. economy began to slow during the past six months as higher interest rates exerted an increasing drag on growth. The slowdown was most apparent in the housing sector, which had provided a significant stimulus to the economy since the last recession. New home construction slowed considerably, and housing prices began to fall, especially in markets that had seen rapid appreciation over the past several years. Flat or falling prices and higher mortgage rates also crimped consumers, who were less able to draw on any equity they had accumulated to finance home improvements and other types of spending.

Consumers saw a silver lining in gasoline prices, which began to fall in midsummer as oil prices fell from over $70 to below $60 per barrel. Also, the labor market remained strong, and the unemployment rate worked its way down to a five-year low of 4.4% by October before creeping back to 4.5% in November. Consumers showed increasing signs of fatigue, however: prominent retailers began to warn of disappointing sales growth, and measures of consumer confidence, which had rebounded sharply following last year’s hurricanes, began to drift lower by the end of the period. Business investment began to moderate as well. As a result, growth in gross domestic product decelerated from a pace of 5.6% in the first quarter, to 2.6% in the second, and only 2.2% in the third. While the consumer price index declined in response to falling gas prices, core inflation gauges, which exclude food and energy prices, remained elevated throughout the period.

Interest rates rose in the spring in response to inflation concerns and worries about Fed policy, and on June 29, the Federal Reserve raised interest rates for the 17th time since mid-2004, bringing the federal funds rate to 5.25%. Following the Fed’s move, however, the market began to price in a change in monetary policy, and interest rates for all but the shortest securities fell significantly. As a result, the yield on the 10-year Treasury ended November 30 at 4.46%, roughly where it was a year before. With rates at current levels, investors are clearly anticipating that below-potential economic growth, lower inflation, or both will cause the Fed to begin to ease in 2007.

As measured by various Lehman indexes, all major domestic bond categories recorded solid gains in the six-month period ended November 30. Corporate bonds fared especially well as credit trends remained strong, and mortgage-backed securities benefited from healthy demand and low interest rate volatility. The Lehman Brothers U.S. Aggregate Index, a broad measure of the overall performance of the domestic investment-grade taxable bond market, returned 5.93% in the last six months, which accounted for virtually all of its gains over the 12-month period.

PERFORMANCE AND INVESTMENT REVIEW

The Institutional Core Plus Fund generated a good return for the six-month period ended November 30, 2006. The fund slightly lagged the Lehman Brothers U.S. Aggregate Index but handily outpaced its Lipper peer group average. For the past 12 months, the fund lagged the Lehman index modestly but still outpaced the Lipper average. The fund’s net asset value rose $0.31 during the past six months, which was complemented by $0.25 paid out in dividends. For the 12-month period, dividends of $0.48 per share dwarfed a $0.04 rise in the fund’s net asset value.

Over the past six months, we shortened the portfolio’s weighted average maturity to 7.2 years from 7.7 years, and duration fell from 4.9 years to 4.5 years. Nevertheless, the fund’s maturity posture generally remained longer than the benchmark, making it more exposed to changes in interest rates. While this detracted from returns as rates rose during the spring, our positioning proved more fruitful during the bond market’s summer rally.

As shown in the Security Diversification pie chart, mortgage-backed securities account for nearly half of the fund’s assets, while corporate bonds, U.S. Treasuries, foreign government bonds, and U.S. government agency securities make up much of the remainder of the portfolio. Our allocation to high-yield bonds (included in the corporate category) and foreign bonds once again helped the fund’s performance relative to the benchmark.

We added to the fund’s mortgage exposure over the past six months. We achieved this mainly by increasing our exposure to adjustable- and fixed-rate pass-through securities. Concerns about developments in the sub-prime mortgage market have made us highly selective in lower-quality sectors. On the other hand, commercial mortgages offered an attractive alternative to the residential market, and we remained firmly committed to this market over the past six months, which benefited the fund.

Event risk and the prevalence of corporate actions that favor equity stakeholders at the expense of bondholders have kept us cautious within the corporate bond market. As a result, the fund’s investment-grade credit exposure remained more diversified than normal. However, solid corporate fundamentals and the Fed’s decision to keep rates steady led us to maintain a modest overweight to the overall sector.

Treasury inflation-protected securities (TIPS) struggled to distinguish themselves as the Fed maintained its hawkish inflation rhetoric and energy fell during the summer. Although we have approached TIPS carefully, preferring in most cases to stand aside or maintain only a modest exposure, our holdings in the sector detracted from performance during the six-month period.

Our exposure to high-yield securities proved beneficial for performance. High-yield issues profited from investors’ continuing search for yield, which only intensified after the Federal Reserve stopped raising short-term interest rates. Between the Fed’s August rate-setting meeting and mid-November, high-yield spreads (as represented by the J.P. Morgan Global High Yield Index) have compressed by 40 basis points (0.40%) versus comparable Treasuries.

Similarly, our position in nondollar-denominated investment-grade government bonds proved beneficial, as these were generally sound relative performers for the fund. Yields on Mexican government bonds converged toward those in the U.S. as the Bank of Mexico lowered rates 75 basis points to 7.00% this year. Poland government bonds also outperformed U.S. Treasuries. The National Bank of Poland kept its policy rate at 4.00% in response to continuing low inflation. The positively sloped yield curve made holding intermediate maturities attractive.

Emerging markets also performed well after shaking off a May and June sell-off, when investors grew more risk averse based on concerns that the Federal Reserve would tighten monetary policy aggressively to fight inflation. The fund’s allocation to local markets such as Turkey and Brazil hindered performance during this period. Interest rates in Turkey remained elevated as the Central Bank aggressively tightened to keep a lid on inflation and stabilize the currency. However, Brazilian government interest rates declined in the second half of the year.

OUTLOOK

The Federal Reserve appears to be on hold as the economy absorbs further adjustments to the housing and manufacturing sectors. Strong global growth, a steady labor market, and a healthy service sector should keep the U.S. economic engine chugging along—albeit at a slower pace. Stubborn core inflation also makes it unlikely that the Fed will reverse course and lower rates anytime soon. On the other hand, the housing bust is keeping bond investors and consumers on edge. In this environment, interest rates should remain range bound until a clearer economic picture emerges.

While credit fundamentals have arguably peaked, we do not expect them to deteriorate materially. Healthy corporate earnings and cash flow should continue to support the corporate bond market. Nevertheless, event risk remains a major concern as the list of attractive takeover targets grows and the pool of available capital to fund takeovers expands. This keeps issuer-specific risk, as opposed to broader sector risk, front and center in our security selection. In this environment, our team of corporate analysts and managers continues to advocate above-normal diversification, along with an emphasis on improving credits and on issuers that need to maintain strong investment-grade ratings, such as banks and broker-dealers. Within this context, we will maintain a modest overweight to the sector.

High-yield issues, while richly valued on a historical basis, continue to offer relatively attractive yields to investment-grade markets. Default rates remain low, and the sector is mostly free from many of the issues hampering the investment-grade sector, such as leveraged buyouts and debt issuance designed to fund stock buybacks. Many sound investment-grade companies that have been leveraged to below investment-grade status offer good opportunities for high-yield investors.

As the Federal Reserve has remained on hold and interest volatility has remained low, mortgage valuations, although at historically rich levels, have become more palatable. We will continue to overweight the sector and maintain a healthy commitment to adjustable-rate securities. Concerns about further deterioration within the subprime mortgage sector have heightened our preference for high-quality collateral and well-supported structures behind the loans.

Nondollar securities should continue to play an active role in the fund. Newly developed markets such as Mexico and Poland continue to offer solid investment-grade opportunities. Disparate central bank policies in the major developed markets, which in turn generate different yield curve shapes, may create new investment opportunities in 2007. The fund will also continue to emphasize local emerging markets, such as Brazil, where monetary policy continues to ease and inflation remains benign.

As always, we appreciate your confidence and thank you for investing with T. Rowe Price.

Respectfully submitted,

Brian J. Brennan
Chairman of the fund’s Investment Advisory Committee

December 15, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Bond Investing

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Glossary

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

J.P. Morgan Emerging Markets Bond Index Global: An index of U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.

J.P. Morgan Global High Yield Index: An unmanaged index that tracks the performance of the high-yield bond market.

Lehman Brothers Mortgage-Backed Securities Index: An unmanaged index of 15- and 30-year fixed-rate securities backed by GNMA.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lehman Brothers U.S. Credit Index (Formerly the U.S. Corporate Investment Grade Index): An unmanaged index that tracks the performance of investment-grade corporate bonds.

Lehman Brothers U.S. Treasury Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Lipper averages: The averages of all mutual funds in a particular category as tracked by Lipper Inc.

Real interest rate: A fixed-income security’s interest rate after being adjusted for inflation. It is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.

Weighted average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

This table shows how the portfolio would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Core Plus Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments†
T. Rowe Price Institutional Core Plus Fund
November 30, 2006 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Core Plus Fund
November 30, 2006 (Unaudited)
(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Non-affiliated companies (cost $38,931)	$	39,222
Affiliated companies (cost $3,208)		3,181
Total investments in securities		42,403
Interest and dividends receivable		411
Receivable for investment securities sold		33
Cash		24
Due from affiliates		2
Other assets		10
Total assets		42,883
Liabilities		
Payable for investment securities purchased		540
Other liabilities		76
Total liabilities		616
NET ASSETS	**$**	**42,267**
Net Assets Consist of:		
Undistributed net investment loss	$	(13)
Undistributed net realized loss		(327)
Net unrealized gain		201
Paid-in capital applicable to 4,266,954 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		42,406
NET ASSETS	**$**	**42,267**
NET ASSET VALUE PER SHARE	**$**	**9.91**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Core Plus Fund
(Unaudited)
($ 000s)

6 Months Ended 11/30/06
Investment Income (Loss)	
Income	
Interest	$ 994
Dividend	70
Total income	1,064
Expenses	
Investment management and administrative expense	86
Investment management fees waived	(2)
Total expenses	84
Net investment income	980
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(210)
Futures	(20)
Swaps	4
Foreign currency transactions	(116)
Net realized loss	(342)
Change in net unrealized gain (loss)	
Securities	1,668
Futures	(2)
Other assets and liabilities denominated in foreign currencies	(68)
Change in net unrealized gain	1,598
Net realized and unrealized gain	1,256
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 2,236**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Core Plus Fund
(Unaudited)
($ 000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Core Plus Fund
November 30, 2006 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Core Plus Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on November 30, 2004. The fund seeks to maximize total return through income and capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swap agreements are valued at prices furnished by dealers who make markets in such securities.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Unrealized gains and losses on forward currency exchange contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact on the fund from FIN 48, which is effective for the fund’s fiscal year beginning June 1, 2007.

In September 2006, the Financial Accounting Standards Board (“FASB”) released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning June 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At November 30, 2006, approximately 10% of the fund’s net assets were invested, directly or through its investment in the T. Rowe Price Institutional High Yield Fund, in noninvestment-grade debt securities, commonly referred to as “high-yield” or “junk” bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issues to make principal and interest payments.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Forward Currency Exchange Contracts During the six months ended November 30, 2006, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the six months ended November 30, 2006, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Swaps During the six months ended November 30, 2006, the fund was a party to interest rate swaps under which it is obligated to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks arise from the possible inability of counter-parties to meet the terms of their agreements and from movements in interest rates.

TBA Purchase Commitments During the six months ended November 30, 2006, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $9,569,000 and $3,721,000, respectively, for the six months ended November 30, 2006. Purchases and sales of U.S. government securities aggregated $16,190,000 and $14,980,000, respectively, for the six months ended November 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2006.

For tax purposes, the fund has elected to treat capital losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year; consequently $50,000 of realized losses recognized for financial reporting purposes in the year ended May 31, 2006, were recognized for tax purposes on June 1, 2006.

At November 30, 2006, the cost of investments for federal income tax purposes was $42,139,000. Net unrealized gain aggregated $201,000 at period-end, of which $552,000 related to appreciated investments and $351,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries, which is payable prior to repatriation of sale proceeds. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At November 30, 2006, the fund had deferred tax liability of $1,000 attributable to foreign securities.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended November 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $40,000, and the value of shares of the T. Rowe Price Reserve Funds held at November 30, 2006, and May 31, 2006, was $1,986,000 and $1,276,000, respectively.

The fund may invest in the T. Rowe Price Institutional High Yield Fund, Inc. (High Yield Fund), as a means of gaining efficient and cost-effective exposure to the high-yield bond markets. The High Yield Fund is an open-end management investment company managed by Price Associates, and an affiliate of the fund. The High Yield Fund pays an annual all-inclusive management and administrative fee to Price Associates equal to 0.50% of average daily net assets. To ensure that Institutional Core Plus does not incur duplicate fees for its assets invested in the High Yield Fund, Price Associates has agreed to reduce its management fee to the fund. Accordingly, the management fee waiver reflected on the accompanying Statement of Operations includes $2,000 of management fees permanently waived pursuant to this agreement. During the six months ended November 30, 2006, purchases and sales of the High Yield Fund were $529,000 and $0, respectively. For the six months then ended, net investment income was $31,000. At November 30, 2006, and May 31, 2006, the value of shares of the High Yield Fund held were $1,195,000 and $653,000, respectively.

As of November 30, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,646,595 shares of the fund, representing 39% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	January 16, 2007